                                          CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report  dated  February  3, 2003,  in the  Registration  Statement  (Form S-3 No.  333-XXXXX)  and related
Prospectus of American Skandia Life Assurance Corporation.

                                                                /s/  ERNST & YOUNG LLP

Hartford, Connecticut
April 15, 2004